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                                                        Master Lease No. 0-59882

                             MASTER LEASE AGREEMENT

                          LESSOR:  COPELCO CAPITAL INC.


                         LESSEE:    1ST TECH CORPORATION

                          TERMS AND CONDITIONS OF LEASE

I.     LEASE OF EQUIPMENT.

Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment described in one or more equipment schedules (the "Equipment Schedule") substantially in the form of Exhibit A attached hereto, that may hereafter be executed by Lessor and Lessee (the equipment, together with all replacement parts, repairs, additions, substitutions and accessories shall be referred to as the "Equipment") on the terms and conditions contained in this Lease ("Lease") and in any Equipment Schedule. This Lease and each of the terms, covenants, conditions, provisions and agreements herein contained will be incorporated into each Equipment Schedule in full to the same extent as if each of the terms, covenants, conditions, provisions and agreements had been repeated and set forth in full therein, and this Master Lease Agreement shall control and be effective as to all such Schedules except to the extent that the Master Lease Agreement may be inconsistent with the terms and provisions of such Equipment Schedule, in which event the terms and provisions of such Equipment Schedule shall prevail. Each Equipment Schedule shall constitute a separate lease and a distinct and independent obligation of the Lessee. The parties intend this Lease to be a "Finance Lease" under Article 2A of the Uniform Commercial Code.

II.    ORDER AND DELIVERY OF EQUIPMENT; LESSOR'S RIGHT TO TERMINATE.

Lessee hereby requests Lessor to order the Equipment from the Vendor named on the Equipment Schedule and to arrange for delivery of the Equipment to Lessee at Lessee's expense, and to lease the Equipment to Lessee. If the Equipment is not delivered to and accepted by Lessee in form satisfactory to Lessor, within ninety (90) days from the date Lessor orders the Equipment, Lessor may terminate the applicable Equipment Schedule and its obligations thereunder. Lessee waives any requirement of Lessor to furnish Lessee a copy of Lessor's purchase order for the Equipment.

III.   ACCEPTANCE.

Lessee shall, as Lessor's agent, immediately inspect the Equipment after it is delivered and installed. Lessee agrees that on the date the Equipment is available for first use (the "Acceptance Date"), it shall execute and deliver to Lessor a Delivery and Acceptance Certificate substantially in the form of Exhibit B attached. Notwithstanding the foregoing, unless Lessee shall notify Lessor in writing otherwise within five (5) days after the Acceptance Date, Lessee shall be deemed to have irrevocably accepted the Equipment. This Lease and all Equipment Schedules are non-cancelable, and Lessee agrees to pay the total rent for the term, which shall be the total amount of all rental

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payments stated in any Equipment Schedule (the "Rent" or "Rental Payment"), plus any other sums provided for herein.

IV.    TERM AND RENT.

(A) The initial term ("Initial Term") of any Equipment Schedule to which this Lease relates shall commence on the Acceptance Date and shall be of such duration as is prescribed in such Equipment Schedule plus the Interim Term (as hereinafter defined). Advance Rent and any Security Deposit as provided in any Equipment Schedule shall be payable upon the execution of the applicable Equipment Schedule and shall not be refundable if the Initial Term for any reason does not commence or if this Lease or the applicable Equipment Schedule is duly terminated by Lessor. Rental Payments shall commence (the "Commencement Date") on the first day of the month following the Acceptance Date unless the Acceptance Date is the first day of the applicable period, in which case the Commencement Date shall be the first day of the applicable period. Interim Rent shall be payable upon demand for the period between the Acceptance Date and the first day of the month following the Acceptance Date ("Interim Term") at a daily rate equal to the periodic rental provided in any Equipment Schedule divided by the number of days in the period. Subsequent rental payments shall be due periodically in advance on the first day of each successive period thereafter until all Rent and other sums chargeable to the Lessee hereunder are paid in full. Lessee's obligation to pay Rent and Lessee's other monetary obligations hereunder are absolute and unconditional and are not subject to any abatement, set-off, defense or counterclaim for any reason whatsoever. Any Security Deposit shall secure all obligations of Lessee hereunder and may be applied at Lessor's discretion to any past due obligation of Lessee and to the extent not applied shall be returned to Lessee, without interest, at the expiration of the applicable Equipment Schedule. All payments of Rent shall be made to Lessor at the address Lessor shall designate in writing.
(B) Whenever any payment is not made by Lessee within five (5) days of when due hereunder, Lessee agrees to pay to Lessor, as additional rent, interest on all monies due Lessor from and after the date same is due at the rate of one and one-quarter (1-1/4%) percent per month until paid, but as to each of the foregoing in no event more than the maximum rate permitted by law.
(C) As used herein, "Actual Cost" means the cost to Lessor of purchasing and delivering the Equipment to Lessee, including taxes, transportation and other charges. The amount of each Rental Payment and the Security Deposit set forth in the Equipment Schedule are based on the total cost set forth in Lessor's purchase order for the Equipment ("Estimated Cost"), which is an estimate, and shall be adjusted proportionately if the actual cost of the Equipment is greater than said estimate. Lessee hereby authorizes Lessor to adjust the amounts set forth in the Equipment Schedule when the Actual Cost is known and to add to the amount of each Rental Payment any sales, use or leasing tax that may be imposed on or measured by the Rental Payments. Lessor will inform Lessee of the adjustments necessary to reflect Actual Cost. If the Actual Cost of the Equipment on any Equipment Schedule exceeds the Estimated Cost by more than ten (10%) percent thereof (exclusive of taxes), Lessor shall, if it desires to, add to the Estimated Cost an amount in excess of 10% of Estimated Cost, so notify Lessee in writing. In such instance, within fifteen (15) days thereafter, Lessee at its option may terminate the relevant Equipment Schedule by giving notice to Lessor of its intention to do so, effective the day of such notice, subject however to the provisions of Section IV(A) hereof.


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V.     NO WARRANTIES BY LESSOR, DISCLAIMER OF IMPLIED WARRANTIES AND WAIVER OF
       DEFENSES.

LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF OR A DEALER IN THE EQUIPMENT, AND MAKES NO WARRANTY, EXPRESSED OR IMPLIED, TO ANYONE, AS TO THE SUITABILITY, DURABILITY, DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE EQUIPMENT OR ITS MATERIAL OR WORKMANSHIP INCLUDING THE WARRANTY OF MERCHANTABILITY AND FITNESS FOR USE OR PURPOSE. AS TO LESSOR AND ITS ASSIGNS, LESSEE LEASES THE EQUIPMENT "AS IS." LESSEE REPRESENTS THAT IT HAS SELECTED THE EQUIPMENT AND THE SUPPLIER AND ACKNOWLEDGES THAT LESSOR HAS NOT RECOMMENDED THE SUPPLIER. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, MAINTAIN, ERECT, TEST, ADJUST, OR SERVICE THE EQUIPMENT, ALL OF WHICH LESSEE SHALL PERFORM, OR CAUSE THE SAME TO BE PERFORMED BY QUALIFIED THIRD PARTIES. LESSOR AND LESSOR'S ASSIGNEE SHALL NOT BE LIABLE TO LESSEE OR OTHERS FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT HOWEVER ARISING, OR THE USE OR MAINTENANCE THEREOF OR THE FAILURE OF OPERATION THEREOF, OR THE REPAIRS, SERVICE OR ADJUSTMENT THERETO. NO REPRESENTATION OR WARRANTY AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE SUPPLIER OR OTHERS SHALL BE BINDING ON LESSOR NOR SHALL THE BREACH OF SUCH RELIEVE LESSEE OF, OR IN ANY WAY AFFECT, ANY OF LESSEE'S OBLIGATIONS TO LESSOR HEREIN. IF THE EQUIPMENT IS UNSATISFACTORY FOR ANY REASON, LESSEE SHALL MAKE CLAIM ON ACCOUNT THEREOF SOLELY AGAINST SUPPLIER, AND ANY OF SUPPLIER'S VENDORS, AND SHALL NEVERTHELESS PAY LESSOR ALL RENT AND OTHER SUMS PAYABLE UNDER THIS LEASE. LESSOR HEREBY ASSIGNS TO LESSEE, SOLELY FOR THE PURPOSE OF PROSECUTING SUCH A CLAIM, ALL (IF ANY) OF THE RIGHTS WHICH LESSOR MAY HAVE AGAINST SUPPLIER AND SUPPLIER'S VENDORS FOR BREACH OF WARRANTY OR OTHER REPRESENTATIONS RESPECTING THE EQUPIMENT.
REGARDLESS OF CAUSE, LESSEE WILL NOT ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, NOR SHALL LESSOR BE RESPONSIBLE FOR ANY DAMAGES OR COSTS WHICH MAY BE ASSESSED AGAINST LESSEE IN ANY ACTION FOR INFRINGEMENT OF ANY UNITED STATES LETTERS PATENT. LESSOR MAKES NO WARRANTY AS TO THE TREATMENT OF THIS LEASE FOR TAX OR ACCOUNTING PURPOSES. NOTHWITHSTANDING ANY FEES WHICH MAY BE PAID BY LESSOR TO SUPPLIER OR ANY AGENT OF SUPPLIER, LESSEE UNDERSTANDS AND AGREES THAT NEITHER SUPPLIER NOR ANY AGENT OF SUPPLIER IS AN AGENT OF LESSOR OR IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE.

VI.    TITLE; PERSONAL PROPERTY.

The equipment is, and shall at all times be owned by Lessor and Lessee shall have no interest in the Equipment except that of a lessee. The Lessee shall have no right to purchase or otherwise acquire title to or ownership of any of the Equipment. If Lessor supplies Lessee with labels indicating that the Equipment is owned by Lessor, Lessee shall affix such labels to and keep them in a prominent place on the Equipment. Lessee hereby authorizes Lessor to insert in any Equipment Schedule the serial numbers and other identification data of Equipment when determined by Lessor. To protect Lessor's rights in the Equipment in the event this Lease is determined to be a security agreement, Lessee hereby grants to Lessor a security interest in the Equipment, and all proceeds, products, rents or profits from the sale, casualty loss or other disposition thereof. Lessee hereby authorizes Lessor, at Lessee's expense, to cause this Lease, or any statement or other instrument in respect of this Lease showing the interest of Lessor in the Equipment,

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including Uniform Commercial Code financing statements, to be filed or recorded and re-filed and re-recorded, and grants Lessor the right to execute Lessee's name thereto. Lessee agrees to execute, deliver and file any statement or instrument requested by Lessor for such purpose, and if certificates of title are issued or outstanding with respect to any of the Equipment, Lessee will cause the interest of Lessor to be properly noted thereon, and agrees to pay or reimburse Lessor for any reasonable searches, filings, recordings, stamp fees or taxes related to the filing or recording of any such instrument or statement, plus Lessor's handling charges. Lessee shall, at its expense, protect and defend Lessor's title against all persons claiming limitation liens, attachments, levies and executions, and shall give Lessor immediate written notice thereof and shall indemnify Lessor from any loss waivers and such further instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of Lessor's rights hereunder. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be or hereafter become, in any manner, affixed or attached to real property or any improvements thereon.

VII.   MAINTENANCE, USE AND LOCATION.

Lessee shall, at its own cost and expense, maintain the Equipment in good operating condition and repair and protect the Equipment from deterioration other than normal wear and tear; shall use the Equipment in the regular course of its business, within its normal operating capacity, without abuse; shall comply with all laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment; shall not make any modification, alteration or addition to the Equipment without the prior written consent of Lessor, which shall not be unreasonably withheld, except for engineering changes recommended by and made by the manufacturer; shall install on the Equipment all engineering changes offered by the manufacturer without charge which enhance the safety of the Equipment; shall not so affix the Equipment to realty as to change its nature to real property or a fixture; and shall keep the Equipment at the location shown herein, and shall not remove the Equipment without prior written consent of Lessor. Lessee will grant access to the Equipment to Lessor and Lessor's designee during normal working hours for inspection, repair, preventative maintenance, installation of engineering changes and for any other reasonable purpose. Lessee shall, during the term of this Lease, at its own expense, enter into and maintain in force a contract with the manufacturer or other acceptable maintenance company covering the maintenance of the Equipment and furnish a copy thereof to Lessor upon request. If Lessor incurs any costs or expenses to bring the Equipment up to good working order and appearance, Lessee shall immediately reimburse Lessor for all such costs or expenses.

VIII.  RETURN OF EQUIPMENT; END OF LEASE OPTION.

After the end of the Initial Term and each renewal term thereafter, this Lease shall be automatically renewed and shall continue until such time as the Lessee shall give the Lessor written notice of termination, not less than one hundred twenty (120) days and not more than one hundred eighty (180) days prior to the end of the then current term. Unless Lessee purchase the Equipment or the term of an Equipment Schedule is renewed, within ten (10) days of the expiration or earlier termination of the then current term, the


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Lessee shall, at its expense, de-install, inspect, test and pack the Equipment and return the Equipment (including all cable, wiring, connectors, accessories and attachments thereto), freight and insurance prepaid, to such location as designated by Lessor in writing, in good repair, condition and working order ordinary wear and tear resulting from proper use thereof only excepted.
Further, the Equipment shall conform to any additional specifications set forth in the applicable Equipment Schedule. Lessee shall have the Equipment certified by the manufacturer as acceptable for the manufacturer's standard maintenance contract and such certification shall be presented to Lessor at least fourteen
(14) days prior to re-delivery to Lessor. If Lessee fails to return the Equipment as provided herein, Lessee shall pay Lessor a sum equal to six (6) months rent as liquidated damages to compensate Lessor for the economic loss suffered by Lessor as a result of its inability to realize the residual value of the Equipment when anticipated. In addition, for the use of the Equipment, Lessee agrees to pay Lessor periodic Rental equal to one hundred ten (110%) percent of the average annual Rental Payment (adjusted, if necessary, to the period indicated on the applicable Equipment Schedule) provided herein. Nothing contained herein is intended to relieve Lessee of its obligations to return the Equipment to Lessor as provided herein or restrict Lessor's right to recover the Equipment in the event of the failure of Lessee to so return the Equipment at the expiration or termination of the applicable Equipment Schedule.

IX.    RISK OF LOSS.

Lessee shall bear all risks of loss or damage to the Equipment ("Loss") from any cause whatsoever, from the date of the shipment of the Equipment to Lessee until its return to Lessor. Lessee shall promptly notify Lessor of any Loss and no Loss shall relieve the Lessee of the obligation to pay Rent or of any other obligation under this Lease and any Equipment Schedule. In the event of a Loss, Lessee, at the option of Lessor, shall either (a) repair the Equipment so as to place it in as good condition as prior to the Loss, (b) replace the Equipment with substantially identical Equipment in good condition and working order with documentation creating clear title thereto in Lessor; or (c) pay to Lessor upon demand the sum of the following amounts: (i) the aggregate Rent and other sums then due and owing under the Equipment Schedule to which the Equipment is subject plus (ii) the applicable stipulated loss value attached to the Equipment Schedule and made part thereof (the "Stipulated Loss Values") opposite the Rent payment number preceding the date of the Loss, or, if no Stipulated Loss Values are attached to the Equipment Schedule, then the present value of all unpaid Rent and other sums due during the unexpired term of the Equipment Schedule discounted at four (4%) percent per annum simple interest or the lowest rate permitted by law plus Lessor's anticipated value of the Equipment at the end of the Initial Term or applicable renewal term. Upon Lessor's receipt of replacement Equipment or payment as provided in (b) or (c) hereof, Lessee and/or Lessee's insurer shall be entitled to Lessor's interest in said item for salvage purposes, in its then condition and location, without warranty, express or implied.

X.     INSURANCE.

Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value thereof or the amount stated in Section IX(c) herein, whichever is greater,


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and shall carry public liability and property damage insurance covering the
Equipment and its use in amounts customary for such Equipment. All such insurance shall be in form and amount and with companies acceptable to Lessor and name Lessor and its assignee as loss payee, as their interests may appear, with respect to property damage coverage and as additional insured, with respect to public liability coverage. Lessee shall pay the premiums therefor and deliver said policies, or duplicates thereof or certificates of coverage therefor to Lessor, with long form Lender's Loss Payable endorsement upon the policy or policies or by independent instrument, that provides Lessor a right to thirty (30) days' written notice before the policy can be altered or canceled and the right without obligation to payment of premium. Should Lessee fail to provide such coverage, Lessor may obtain such coverage for its benefit or for the benefit of Lessee and charge Lessee therefor. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks, or drafts for loss or damage under any said insurance policies and to apply the proceeds in furtherance of the exercise of Lessor's options as provided herein.

XI.    TAXES AND CHARGES.

This Lease is intended to be a net lease, and all payments hereunder are intended to be net to Lessor to the extent permitted by applicable law. Lessee shall pay directly (or, at Lessor's option, reimburse Lessor for) all license fees, assessments and other government charges, and all sales, use, excise, franchise, personal property and any other similar tax or taxes (herein collectively called "Charges") now or hereafter imposed, levied or assessed by any state, federal or local government or agency upon any of the Equipment or upon the leasing, purchase, ownership, use, possession, financing or operation thereof, or upon the receipt of rental payments therefor, even if Lessee's status provides for its exemption from the Charges (excluding income taxes on Rental Payments, except any such tax on Rental Payments which is substitution for, or relieves Lessee from, the payment of taxes which Lessee would otherwise be obligated to pay or reimburse Lessor as herein provided) before the same shall become in default or subject to the payment of any penalty or interest. Lessee shall supply Lessor with receipts or other evidence of payment of all Charges as may reasonably be requested by Lessor. Lessee shall further comply with all state and local laws requiring the filing of ad valorem or other tax returns relating to any Charges. Lessee shall notify the Lessor of the imposition of, or, to Lessee's knowledge, the proposed imposition of, any Charges by supplying to Lessor (within in five (5) days after receipt thereof by Lessee) a copy of the invoice or other documents respecting such Charges.
Unless otherwise directed by Lessor in writing, Lessor shall pay all personal property taxes with respect to the Equipment and Lessee shall reimburse Lessor therefor upon demand.

XII.   LEASE IRREVOCABILITY AND OTHER COVENANTS AND REPRESENTATIONS OF LESSEE.

Lessee agrees that this Lease and each Equipment Schedule are irrevocable for the full term hereof and thereof and Lessee's obligations under this Lease and each Equipment Schedule are absolute and shall continue without abatement and regardless of any disability of Lessee to use the Equipment or any part thereof because of any reason including, but not limited to war, act of God, governmental regulations, strike, loss, damage, destruction, obsolescence, failure of or delay in delivery, failure of the Equipment to operate properly,


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termination by operation of law, or any other cause.  Lessee represents that:
it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the activities of Lessee require such qualification; this Lease has been and each Equipment Schedule will be duly authorized by all necessary action on its part, is a valid, binding and legally enforceable obligation of Lessee in accordance with its terms and is not in any respect inconsistent with or in violation of Lessee's Certificate or Articles of Incorporation or by-laws or any law, regulation, order or agreement binding upon Lessee; the Equipment shall be used by Lessee solely for business purposes; and that all financial and other information submitted to Lessor was and will be true and correct.

XIII.  FINANCIAL STATEMENTS.

Lessee agrees to deliver to Lessor annual financial statements and such quarterly financial statements, as Lessor requests.

XIV.   DEFAULT AND REMEDIES.

(A) The occurrence of any one or more of the following shall be deemed to be an "Event of Default": (a) Lessee fails to pay any Rent or any other amount hereunder when due; or (b) Lessee is in default under any other agreement between Lessee and Lessor or upon an event of default under any other agreement entered into by guarantors, the vendor of the Equipment, principals of Lessee or others, which agreement(s) was or were executed to induce Lessor to enter into this Lease or the applicable Equipment Schedule; or (c) Lessee fails to perform or observe any of the terms, covenants or conditions contained in this Lease, any Equipment Schedule or other lease or other agreement between Lessor and Lessee, other than as provided above, and Lessee fails to cure any such breach within ten (10) days after notice thereof or (d) any representation of Lessee contained in this Lease or any other agreement between Lessor and Lessee, or in any credit or other information submitted to Lessor in connection with this transaction is untrue or incorrect; or (e) Lessee sells substantially all of its assets out of the ordinary course of business, merges or consolidates with any other person, or sustains a change in the ownership of more than 20% of its equity; or (f) Lessee becomes insolvent or makes an assignment for the benefit of creditors; or (g) a receiver, trustee, conservator or liquidator of Lessee or of all or a substantial part of its assets is appointed with our without the application or consent of Lessee; or (h) a petition is filed by or against Lessee under the Bankruptcy Code or any amendment thereto, or under any other insolvency law or laws, providing for the relief to debtors.

(B) Upon an Event of Default, the Lessor may, to the extent permitted by applicable law, exercise any one or more of the following remedies:

          (i) Terminate this Lease with respect to all or any part of the Equipment;

          (ii) Recover from Lessee all Rent and other amounts then due as they shall thereafter become due hereunder and under the Equipment Schedules;


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       (iii)  Take possession of any or all items of Equipment, wherever the same may be located, without demand or notice, without any court order or other process of law and without liability to Lessee for any damages occasioned by such taking of possession, and any such taking of possession shall not constitute a termination of this Lease;

       (iv) Declare the entire unpaid balance of Rent and other amounts for the unexpired term of each Equipment Schedule immediately due and payable and recover from Lessee, with respect to any and all items of Equipment (with or without repossessing same), the Stipulated Loss Value attached to each Equipment Schedule opposite the Rent Payment number preceding the date of such Event of Default or, if no Stipulated Loss Values are attached to the applicable Equipment Schedule, then the present value of all unpaid Rent and other sums due during the unexpired term of that Equipment Schedule discounted at four (4%) percent per annum simple interest (or the lowest discount rate permitted by law), plus Lessor's anticipated value of the Equipment at the end of the Initial Term or any applicable renewal term of the Equipment Schedule.

       (v) Upon repossession or surrender of any Equipment, Lessor shall sell, lease or otherwise dispose of such Equipment in a commercially reasonable manner, with or without notice and on public or private bid, and apply the net proceeds thereof (after deducting all expenses, including attorneys' fees incurred in connection therewith), to the sum of (iv) above;

       (vi) Declare any other Equipment Schedules and leases between Lessor and Lessee in default and exercise any of the remedies provided for herein; and

       (vii) Pursue any other remedy available at law or in equity, including but not limited to seeking damages or specific performance and/or obtaining an injunction.

   (C) Lessee shall be liable and shall pay to Lessor all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies, including all expenses of repossessing, storing, shipping, repairing, and selling the Equipment, and Lessor's reasonable attorney's fees. Lessor and Lessee acknowledge the difficulty in establishing a value for the unexpired lease term and owing to such difficulty agree that the provisions of this
Section XIV represent an agreed measure of damages and are not to be deemed a forfeiture or penalty.

(D) All remedies of Lessor hereunder are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Lease or any Equipment Schedule. A waiver of default shall not be a waiver of any other or subsequent default. If this Lease is determined to be subject to any laws limiting the amount chargeable or


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collectible by Lessor then Lessor's recovery shall in no event exceed the maximum amounts permitted by law.







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XV.    INDEMNITY.

Lessee shall indemnify and hold Lessor, its agents, employees, successors and assigns, harmless from and against any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including attorney's fees, arising out of, connected with, or resulting from the Equipment, any Equipment Schedule or this Lease, including without limitation, the manufacture, selection, delivery, possession, use, lease, operation, removal or return of the Equipment.

XVI.   REPRODUCTION OF DOCUMENTS.

This Lease, any Equipment Schedule and all related documents, including (a) amendments, addendums, consents, waivers and modifications which may be executed contemporaneously or subsequently herewith, (b) documents received by the Lessor from the Lessee, and (c) financial statements, certificates and other information previously or subsequently furnished to the Lessor, may be reproduced by the Lessor by any photographic, photostatic, microfilm, micro-card, miniature photographic, compact disk reproduction or other similar process and the Lessor may destroy any original document so reproduced. The Lessee agrees and stipulates that any such reproduction shall, to the extent permitted by applicable law, be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not the reproduction was made by the Lessor in the regular course of business) and that any enlargement, facsimile or further reproduction of the reproduction shall likewise be admissible in evidence.

XVII.  ASSIGNMENT; WAIVER OF DEFENSES; QUIET ENJOYMENT.

LESSEE SHALL NOT ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF, ENCUMBER OR PERMIT A LIEN UPON OR AGAINST ANY INTEREST IN THIS LEASE, ANY EQUIPMENT SCHEDULE OR THE EQUIPMENT OR PERMIT THE EQUIPMENT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. Lessor may, without consent or notice to Lessee, assign or transfer this Lease or any Equipment Schedule or grant a security interest in any Equipment, any Rental Payments, or any other sums due to become due hereunder, and in such event Lessor's assignee, transferee or grantee shall have all the rights, powers, privileges, and remedies of Lessor hereunder. Lessor agrees that no assignee of Lessor shall be bound to perform any duty, covenant, condition or warranty attributable to Lessor, and Lessee further agrees not to raise any claim or defense arising out of this Lease or otherwise which it may have against Lessor as a defense, counterclaim, or offset to any action by an assignee or secured party hereunder. Upon Lessor's request, Lessee will execute a consent and acknowledgment of Lessor's assignment to its assignee. Nothing contained herein is intended to relieve Lessor of any of its obligations. Provided Lessee is not in default hereunder, Lessee shall quietly use and enjoy the Equipment, subject to the terms hereof.

XVIII.  PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS.

In the event Lessee fails to comply with any provisions of this Lease, Lessor shall have the right, but shall not be obligated, to effect such compliance on behalf of Lessee upon ten (10) days prior written notice to Lessee. In such event, all monies expended by, and all expenses of Lessor in effecting such


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compliance shall be deemed to be additional rent, and shall be paid by Lessee to
Lessor at the time of the next payment, together with interest at the rate of one and one-quarter (1-1/4%) percent per month but in no event more than the maximum permitted by law.

XIX. GOVERNING LAW; JURISDICTION AND VENUE; WAIVER OF TRIAL BY JURY AND RIGHTS AND REMEDIES UNDER THE UNIFORM COMMERCIAL CODE.

This Lease shall be governed by the laws of the State of New Jersey, provided, however, in the event this Lease or any provision hereof is not enforceable under the laws of the State of New Jersey, then the laws of the state where Equipment is located shall govern. LESSEE CONSENTS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS OF THE STATE OF NEW JERSEY WITH RESPECT TO ANY ACTION ARISING OUT OF THIS LEASE, ANY EQUIPMENT SCHEDULE OR THE EQUIPMENT, PROVIDED, HOWEVER, LESSOR MAY IN ITS SOLE DISCRETION, ENFORCE THIS LEASE AND ANY EQUIPMENT SCHEDULE IN ANY COURT HAVING LAWFUL JURISDICTION THEREOF. THIS MEANS ANY LEGAL ACTION ARISING OUT OF THIS LEASE MAY BE FILED IN NEW JERSEY, AND LESSEE MAY BE REQUIRED TO DEFEND AND LITIGATE ANY SUCH ACTION IN NEW JERSEY. LESSEE AGREES THAT SERVICE OF PROCESS IN ANY SUIT MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO LESSEE AT THE ADDRESS SET FORTH HEREIN. TO THE EXTENT PERMITTED BY LAW, LESSEE WAIVES TRIAL BY JURY IN ANY ACTION BY OR AGAINST LESSOR HEREUNDER AND WAIVES ANY AND ALL RIGHTS AND REMEDIES GRANTED TO LESSEE BY ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AND ANY RIGHTS NOW OR HEREAFTER GRANTED BY STATUTE OR OTHERWISE THAT MAY LIMIT OR MODIFY LESSOR'S RIGHTS AS DESCRIBED IN THIS LEASE OR THE EQUIPMENT SCHEDULES.

XX.    GENERAL.

This Lease shall inure to the benefit of and is binding upon the heirs, legatees, personal representatives, successors and permitted assigns of the parties hereto. Time is of the essence of this Lease. This Lease and any Equipment Schedule shall be effective when accepted by Lessor. This Lease and the Equipment Schedules contain the entire agreement between Lessor and Lessee with respect to the subject matter hereof, and all negotiations and understandings have been merged herein. No modification of this Lease shall be effective unless in writing and executed by both Lessor and Lessee. All covenants and obligations of Lessee to be performed pursuant to this Lease, including all payments to be made by Lessee hereunder, shall survive the expiration or the earlier termination of this Lease. If more than one Lessee is named in this Lease, the liability of each shall be joint and several. In the event any provision of this Lease shall be unenforceable, then such provision shall be deemed deleted, however, all other provisions hereof shall remain in full force and effect. Service of all notices under this Lease shall be sufficient if given personally, mailed to the party intended at its address set forth herein, or at such other addresses said party may provide in writing from time to time by certified mail, or overnight mail service, or sent via facsimile transmission. Any such notice mailed to said address shall be deemed effective three (3) days after it is deposited in the United States mail, duly addressed and with postage prepaid; all notices sent by other means shall be deemed effective when received.

       IN WITNESS WHEREOF, the parties have executed this Lease this 9th day of November 1994.


       LESSEE: 1ST TECH CORPORATION


       BY:  /s/ GARY W. PANKONIEN
          ---------------------------------
          Gary W. Pankonien, Chairman & CEO
       ------------------------------------
       (PRINT OR TYPE NAME AND TITLE OF ABOVE
       SIGNATURE)

ATTEST:  /s/ DONALD R. TURNER
       ----------------------------
TITLE:  Secretary


       LESSOR: COPELCO CAPITAL, INC.


       BY: /s/ H. KROLLFEIFER, JR.
           -----------------------------
          H. Krollfeifer, Jr., Sr. VP
       ---------------------------------
       (PRINT OR TYPE NAME AND TITLE OF ABOVE
       SIGNATURE)

COPELCO                                 Lease No. 0-53842-0
LEASING CORPORATION                               ---------
                                        Schedule No ________
                                        Rentals Commence 01-28-94
                                                         --------
                                        C69


FULL LEGAL NAME AND ADDRESS OF LESSEE       NAME AND ADDRESS OF EQUIPMENT SUPPLIER
1ST TECH CORPORATION                        QUAD SYSTEMS CORPORATION
12201 TECHNOLOGY BLVD.                      TWO ELECTRONIC DRIVE
AUSTIN, TEXAS  78727                        HORSHAM, PA  19044


                             SCHEDULE NO. 1 OF EQUIPMENT LEASE
QTY.                     DESCRIPTION              (MODEL NO.)         (SERIAL NO.)
                         (Indicate if Used
                         Equipment)

                 SEE ADDENDUM "A" ATTACHED HERETO AND FORMING A PART HEREOF.

EQUIPMENT LOCATION,
IF DIFFERENT THAN ABOVE: STREET ADDRESS         COUNTY     CITY   STATE     ZIP

INITIAL TERM    RENTAL           TOTAL NO. AND    DVANCE RENTAL      SECURITY
OF LEASE        PAYMENTS         AMOUNT OF EACH   PAYMENTS TO BE     DEPOSIT
                PERIODICALLY     RENTAL PAYMENT   APPLIED TO
24 MONTHS       AS FOLLOWS       DURING INITIAL
                                 TERM OF LEASE


                                                  THE FIRST 1
                MONTHLY          24 RENTAL        MONTH(S) AND       $0.00
                                 PAYMENTS OF
                                 $9,127.13 EA.    THE LAST 1
                                                  MONTH(S) RENTAL
                                                  $18,254.26

                                                  PAYMENTS TOTALING
                                                  (ADVANCE PAYMENTS
                                                  MUST ACCOMPANY
                                                  LEASE APPLICATION)



                          TERMS AND CONDITIONS OF LEASE
1. LEASE OF EQUIPMENT.
A. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment described above and on any schedule made a part hereof (the "Schedule") (the equipment with all replacement parts, repairs, additions, substitutions and accessories called the "Equipment") on the terms and conditions on the face and reverse side hereof and on any Schedule hereto (collectively the "Lease" or "Leases" unless the context indicates otherwise). Lessee authorizes Lessor to insert in the Lease or any Schedule, the Commencement Date, the serial numbers and other identification data of the Equipment and other omitted factual matters when determined by Lessor.

B. Acceptance by Lessor shall occur only as set forth in this Section 1 and shall continue in force with respect to all items of Equipment for the Initial Term specified in each Schedule. Lessee agrees promptly to date, execute and deliver to Lessor, upon delivery to Lessee of the first item of Equipment listed on a Schedule a confirmation of delivery on Lessor's Delivery and Acceptance Receipt form ("Receipt"). If Lessee does not, for any reason, date, execute and deliver to Lessor the Receipt, within ten days after delivery of such item of Equipment, Lessee hereby irrevocably authorizes the Lessor as its attorney-in-fact to execute the Receipt on Lessee's behalf and to insert the date that the Equipment was delivered to Lessee.

2. ORDER AND DELIVERY OF EQUIPMENT; LESSOR'S RIGHT TO TERMINATE. Lessee hereby requests Lessor to order the Equipment from the Supplier named above and to arrange for delivery of the Equipment to Lessee at Lessee's expense, and lease the Equipment to Lessee. If the Equipment is not delivered to and accepted by Lessee in form satisfactory to Lessor, within ninety (90)days from the date Lessor orders the Equipment, Lessor may terminate this Lease and its obligations hereunder to Lessee. Lessee waives any requirement of Lessor to furnish Lessee a copy of Lessor's purchase order for the Equipment.

3.  TERM AND RENT.
A. The initial term ("Initial Term") of any Schedule to which this Lease relates shall commence on the day the first item of Equipment listed on such
Schedule is delivered to Lessee or Lessee's representative (the "Commencement Date") and shall be of such duration as is prescribed in such Schedule. Advance Rent and any Security Deposit as provided in any Schedule shall be payable upon the execution of this Lease or the applicable Schedule and shall not be refundable if the lease term for any reason does not commence or if this Lease is duly terminated by Lessor. Interim rent shall be payable for the period between the Commencement Date and the first day of the month following the Commencement Date at a daily rate equal to the periodic rental provided in any Schedule divided by the number of days in the period and subsequent payments shall be due periodically in advance on the first day of each successive period thereafter until all rent and other sums chargeable to Lessee hereunder are paid in full. Lessee's obligation to pay rent and Lessee's other monetary obligations hereunder are absolute and unconditional and are not subject to any abatements, set-off, defense or counterclaim for any reason whatsoever. Any Security Deposit shall secure all obligations of Lessee hereunder and may be applied at Lessor's discretion to any past due obligation of Lessee and to the extent not applied shall be returned to Lessee, without interest, at the expiration of this Lease or the applicable Schedule. All payment of rent shall be made to Lessor at the address set forth herein or such other address as Lessor shall designate in writing.
B. Whenever any payment is not made by Lessee when due hereunder, Lessee agrees to pay to Lessor, not later than one month thereafter interest on all monies due Lessor from and after the date same is due at the rate of one and one-half (1-1/2%) percent per month until paid, but as to each of the foregoing in no event more than the maximum rate permitted by law.
C. As used herein, "Actual Cost" means the cost to Lessor of purchasing and delivering the Equipment to Lessee, including taxes, transportation and other charges. The amount of each Rental Payment and the Security Deposit set forth in the Schedule are based on the total cost set forth in Lessor's purchase order for the Equipment ("Equipment Cost"), which is an estimate, and shall be adjusted proportionately if the actual cost of the Equipment is greater than said estimate. Lessee hereby authorizes Lessor to adjust upward the amounts set forth in the Schedule when the actual cost is known and to add to the amount of each Rental Payment any sales, use or leasing tax that may be imposed on or measured by the Rental Payments. Lessor will inform Lessee of the adjustments necessary to reflect Actual Cost. If the Actual Cost of the Equipment on any Schedule exceeds the Estimated Cost by more than ten (10%) percent thereof (exclusive of taxes), Lessor shall, if it desires to add to the Estimated Cost an amount in excess of 10% of Estimated Cost, so notify Lessee in writing. Within fifteen days (15) days thereafter, Lessee at its option may terminate the relevant Schedule by giving notice to Lessor of its intention to do so, effective the day of such notice, subject however to the provisions of Section 3.A hereof.
If, at any time prior to acceptance of the Equipment leased hereunder, Lessor makes a general pricing increase with respect to new leases (including increases reflecting increases in financing cost or operating expenses) and desires that such increase be reflected in the Rental Payments to be charged to Lessee under the Schedule relating to such Equipment, then Lessor shall promptly notify Lessee of such increase ("Increase Notification"). If such increase is in excess of ten (10%) percent of the amount of the Rental Payment, Lessee at its option may terminate the relevant Schedule; provided, however, the Lessor must be notified, within fifteen (15) days after the date of Increase Notification, of Lessee's intentions to do so, effective the day of such notice to Lessor. If any increase under this Section 3.D is not in excess of ten (10%) of the Rental Payment, or if Lessor is not notified of Lessee's intentions to terminate the relevant Schedule within the fifteen (15) day period set forth herein, the relevant Schedule shall be automatically adjusted to the new higher Rental Payment.

4. NO WARRANTIES BY LESSOR, DISCLAIMER OF IMPLIED WARRANTIES AND WAIVER OF DEFENSES. LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF OR A DEALER IN THE EQUIPMENT, AND MAKES NO WARRANTY, EXPRESSED OR IMPLIED, TO ANYONE, AS TO THE SUITABILITY, DURABILITY, DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE EQUIPMENT OR ITS MATERIAL OR WORKMANSHIP. LESSOR FURTHER DISCLAIMS ANY IMPLIED WARRANTIES OF ANY KIND WITH RESPECT TO THE EQUIPMENT INCLUDING THE WARRANTY OF MERCHANTABILITY AND FITNESS FOR USE OR PURPOSE. AS TO LESSOR AND ITS ASSIGNS, LESSEE LEASES THE EQUIPMENT "AS 1S." LESSEE REPRESENTS THAT IT HAS SELECTED THE EQUIPMENT AND THE SUPPLIER AND ACKNOWLEDGES THAT LESSOR HAS NOT RECOMMENDED THE SUPPLIER. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, MAINTAIN, ERECT, TEST, ADJUST, OR SERVICE THE EQUIPMENT, ALL OF WHICH LESSEE SHALL PERFORM, OR CAUSE THE SAME TO BE PERFORMED BY QUALIFIED THIRD PARTIES. LESSOR AND LESSOR'S ASSIGNEE SHALL NOT BE LIABLE TO LESSEE OR OTHERS FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT HOWEVER ARISING, OR THE USE OR MAINTENANCE THEREOF OR THE FAILURE OF OPERATION THEREOF, OR THE REPAIRS, SERVICE OR ADJUSTMENT THERETO. NO REPRESENTATION OR WARRANTY AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE SUPPLIER OR OTHERS SHALL BE BINDING ON THE LESSOR NOR SHALL THE BREACH OF SUCH RELIEVE LESSEE OF, OR IN ANY WAY AFFECT, ANY OF LESSEE'S OBLIGATIONS TO LESSOR HEREIN. IF THE EQUIPMENT IS UNSATISFACTORY FOR ANY REASON LESSEE SHALL MAKE CLAIM ON ACCOUNT THEREOF SOLELY AGAINST SUPPLIER, AND ANY OF SUPPLIER'S VENDORS, AND SHALL NEVERTHELESS PAY LESSOR ALL RENT AND OTHER SUMS PAYABLE UNDER THIS LEASE. LESSOR HEREBY ASSIGNS TO LESSEE, SOLELY FOR THE PURPOSE OF PROSECUTING SUCH A CLAIM, ALL (IF ANY) OF THE RIGHTS WHICH LESSOR MAY HAVE AGAINST SUPPLIER AND SUPPLIER'S

VENDORS FOR BREACH OF WARRANTY OR OTHER REPRESENTATIONS RESPECTING THE
EQUIPMENT.

REGARDLESS OF CAUSE, LESSEE WILL NOT ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, NOR SHALL LESSOR BE RESPONSIBLE FOR ANY DAMAGES OR COSTS WHICH MAY BE ASSESSED AGAINST LESSEE IN ANY ACTION FOR INFRINGEMENT OF ANY UNITED STATES LETTERS PATENT. LESSOR MAKES NO WARRANTY AS TO THE TREATMENT OF THIS LEASE FOR TAX OR ACCOUNTING PURPOSES.

NOTWITHSTANDING ANY FEES WHICH MAY BE PAID BY LESSOR TO SUPPLIER OR ANY AGENT OF SUPPLIER, LESSEE UNDERSTANDS AND AGREES THAT NEITHER SUPPLIER NOR ANY AGENT OF SUPPLIER IS AN AGENT OF LESSOR OR IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE.

5. JURISDICTION AND VENUE. LESSEE CONSENTS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS OF THE STATE OF NEW JERSEY WITH RESPECT TO ANY ACTION ARISING OUT OF THIS LEASE OR THE EQUIPMENT PROVIDED HOWEVER LESSOR MAY IN ITS SOLE DISCRETION ENFORCE THIS LEASE IN ANY COURT HAVING LAWFUL JURISDICTION THEREOF. THIS MEANS ANY LEGAL ACTION ARISING OUT OF THIS LEASE MAY BE FILED IN NEW JERSEY, AND LESSEE MAY BE REQUIRED TO DEFEND AND LITIGATE ANY SUCH ACTION IN NEW JERSEY. LESSEE AGREES THAT SERVICE OF PROCESS IN ANY SUIT MAY BE MADE BY CERTIFIED MAIL. RETURN RECEIPT REQUESTED ADDRESSED TO THE LESSEE AT THE ADDRESS SET FORTH HEREIN. TO THE EXTENT PERMITTED BY LAW, LESSEE WAIVES TRIAL BY JURY IN ANY ACTION BY OR AGAINST LESSOR HEREUNDER.

6. TITLE; PERSONAL PROPERTY. The Equipment is, and shall at all times be owned by Lessor and Lessee shall have no interest in the Equipment except that of Lessee and Lessee shall have no right to purchase or otherwise acquire title to or ownership of any of the Equipment. If Lessor supplies Lessee with labels indicating that the Equipment is owned by Lessor, Lessee shall affix such labels to and keep them in a prominent place on the Equipment. Lessee hereby authorizes Lessor to insert in this Lease the serial numbers, and other identification data of Equipment when determined by Lessor. To protect Lessor's rights in the Equipment in the event this Lease is determined to be a security agreement, Lessee hereby grants to Lessor a security interest in the Equipment and all proceeds, rents or profits therefrom. Lessee authorizes Lessors, at Lessee's expense, to cause this Lease or any statement or other instrument in respect of this Lease showing the interest of Lessor in the Equipment, including Uniform Commercial Code financing statements, to be filed or recorded and refiled and re-recorded, and grants Lessor the right to execute Lessee's name thereto. Lesseee agrees to execute, deliver and file any statement or instrument requested by Lessor for such purpose, and if certificates of title are issued or outstanding with respect to any of the Equipment, Lessee will cause the interest of Lessor to be properly noted thereon, and agrees to pay or reimburse Lessor for any searches, filings, recordings, stamp fees or taxes related to the filing or recording of any such instrument or statement, plus Lessor's handling charges. Lessee shall, at its expense, protect and defend Lessor's title against all persons claiming against or through Lessee, at all times keeping the Equipment free from any legal process or encumbrance whatsoever including but not limited to liens, attachments, levies and executions, and shall give Lessor immediate written notice thereof and shall indemnify Lessor from any loss caused thereby, Lessee shall, upon Lessor's request execute or obtain from third parties and deliver to Lessor such estoppel certificates, landlord's waivers and such further instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of Lessor's rights hereunder. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be or hereafter become, in any manner, affixed or attached to real property or any improvements thereon.

7. MAINTENANCE, USE AND LOCATION. Lessee shall, at it own cost and expense, maintain the Equipment in good operating condition and repair and protect the Equipment from deterioration other than normal wear and tear; shall use the Equipment in the regular course of its business, within its normal operating capacity, without abuse; shall comply with all laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment; shall not make any modification, alteration or addition to the Equipment without the prior written consent of Lessor, which shall not be unreasonably withheld, except for engineering changes recommended by and made by the manufacturer; shall install on the Equipment all engineering changes offered by the manufacturer without charge which enhance the safety of the Equipment; shall not so affix the Equipment to realty as to change its nature to real property or a fixture; and shall deep the Equipment at the location shown herein, and shall not remove the Equipment without prior consent of Lessor. Lessee will grant access to the Equipment to Lessor, Lessor's designee, and the manufacturer during normal working hours for inspection, repair, preventative maintenance, installation of engineering changes and for any other reasonable purpose. Lessee shall during the term of this Lease, at its own expense, enter into and maintain in force a contract with the manufacturer or other acceptable maintenance company covering the maintenance of the Equipment and furnish a copy thereof to Lessor upon request. If Lessor incurs any cost or expenses to bring the Equipment up to good working order and appearance, Lessee shall immediately reimburse Lessor for all such costs or expenses.

8. REDELIVERY; RENTAL TERM. After the Initial Term, and after each renewal term thereafter, this Lease shall be automatically renewed for a term of six months, unless Lessee shall give written notice of termination at least one hundred eighty (180) days before the expiration of the then current term. Within (10) days of Expiration or earlier termination of this lease, Lessee shall return the Equipment and all cable, wirng, connectors, accessories and attachments thereto, freight and insurance prepaid, to Lessor in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof only excepted. Lessee shall have the Equipment certified as acceptable for the manufacturer's standard maintenance contract and such certification shall be presented to Lessor at least fourteen (14) days prior to redelivery to Lessor. Lessor shall have the right, by notice to Lessee, and at Lessee's cost, to make all arrangements for the discontinuance, disassembly, packing and transportation of each item of Equipment and to designate a redelivery location. If Lessee fail to return the Equipment as provided herein, Lessee shall pay Lessor a sum equal to one (1) year's rent as liquidated damages to compensate Lessor for the economic loss suffered by Lessor as a result of its inability to realize the residual value of the Equipment when anticipated. In addition, for the use of the Equipment, Lessee agrees to pay Lessor monthly rent equal to 110% of the average annual Rental Payment (adjusted, if necessary, to a monthly period) provided herein. Nothing contained herein is intended to relieve Lessee of its obligation to return the Equipment to Lessor as provided herein or restrict Lessor's right to recover the Equipment in the event of the failure of Lessee to so return the Equipment at the expiration or termination of this Lease. If requested by Lessor, Lessee shall store the Equipment at Lessee's premises for a period of up to ninety (90) days at no cost to Lessor.

9. RISK OF LOSS. Lessee shall bear all risks of loss or damage to Equipment from any cause from the date of the shipment of the Equipment to Lessee until its return to Lessor. The occurrence of any such loss or damage shall not relieve Lessee of any obligation hereunder. Lessee shall notify Lessor of any damage to or destruction of the Equipment. In the event of loss or damage, Lessee, at Lessor's sole option shall: (a) repair the damaged Equipment; or (b) replace lost or unrepairable Equipment in good condition and working order with documentation creating clear title thereto in Lessor; or (c) pay to Lessor the present value of the unpaid balance of the aggregate rent reserved under this Lease plus Lessor's anticipated residual value of the Equipment at the scheduled expiration of this Lease discounted at six (6%) percent per annum to the date of loss. Upon Lessor's receipt of replacement Equipment or payment as provided in
(b) or (c) hereof, Lessee and/or Lessee's insurer shall be entitled to Lessor's interest in said item for salvage purposes, in its then condition and location, without warranty, express or implied.

10. INSURANCE. Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value thereof, and shall carry public liability and property damage insurance covering the Equipment and its use in amounts customary for such Equipment. All such insurance shall be in form and amount and with companies acceptable to Lessor and name Lessor and its assignee as Loss Payee, as their interest may appear with respect to property damage coverage and as Additional Insured with respect to public liability coverage. Lessee shall pay the premiums therefor and deliver said polices, or duplicates thereof or certificates of coverage therefor to Lessor with long form Lender's Loss Payable endorsement upon the policy or policies or by independent instrument, that provides Lessor a right to thirty (30) days' written notice before the policy can be altered or canceled and the right without obligation to payment of premium. Should Lessee fail to provide such insurance coverage, Lessor may obtain such coverage for its benefit or for the benefit of Lessee and charge Lessee therefor. Lessee hereby appoint Lessor as Lessee's attorney-in-fact to make claim for, receive payment of and execute and endorse all documents, checks, or drafts for loss or damage under any said insurance polices and to apply the proceeds in furtherance of the exercise of Lessor's options as provided herein.

11. TAXES AND CHARGES. This Lease is intended to be a net lease, and all payments hereunder are intended to be net to Lessor to the extent permitted by applicable law. Lessee shall pay directly (or, at Lessor's option, reimburse Lessor for) all license fees, assessments and other government charges, and all sales, use, excise, franchise, personal property and any other similar tax or taxes (herein collectively called "Charges") now or hereafter imposed, levied or assessed by any state, federal or local government or agency upon any of the Equipment or upon the leasing, purchase, ownership, use, possession, financing or operation thereof, or upon the receipt of rental payments therefor, even if Lessee's status provides for its exemption from the Charges (excluding income and gross receipt taxes on the rental payments, except any such tax on rental payments which is substitution for, or relieves Lessor from, the payment of taxes which Lessee would otherwise be obligated to pay or reimburse Lessor as herein provided) before the same shall become in default or subject to the payment of any penalty or interest. Lessee shall supply Lessor with receipts or other evidence of payment of all Charges as may reasonably be requested by Lessor. Lessee shall further comply with all state and local laws requiring the filing of ad valorem or other tax returns relating to any Charges. Lessee shall notify the Lessor of the imposition of, or, to Lessee's knowledge, the proposed imposition of, any charges by supplying to Lessor (within five (5) days after receipt thereof by Lessee) a copy of the invoice or other documents respecting such Charges. Unless otherwise directed by Lessor in writing, Lessor shall pay all personal property taxes with respect to the Equipment and Lessee shall reimburse Lessor therefor upon demand.

12. LEASE IRREVOCABILITY AND OTHER COVENANTS AND REPRESENTATIONS OF LESSEE. Lessee agrees that this Lease is irrevocable for the full term hereof and the Lessee's obligations under this Lease are absolute and shall continue with out abatement and regardless of any disability of Lessee to use Equipment or any part thereof because of any reason including, but not limited to war, act of God, governmental regulations strike, loss, damage, destruction, obsolescence, failure or delay in delivery, failure of the Equipment to operate properly, termination by operation of law, or any other cause. Lessee agrees to deliver to Lessor annual financial statements and such interim statements, as Lessor requests. Lessee represents that this Lease has been duly authorized by all necessary action on its part, is a valid, binding and legally enforceable obligation of Lessee in accordance with its terms and is not in any respect inconsistent with Lessee's Charter or By-Laws, regulation, order or agreement binding upon Lessee; and the Equipment shall be used by Lessee solely for business purposes and that all financial and other information submitted to Lessor was and will be true and correct.

13. INDEMNITY. Lessee shall indemnify and hold Lessor harmless from and against any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including attorney's fees, arising out of, in connection with, or resulting from the Equipment or this Lease, including without limitation, the manufacture, selection, delivery, possession, use, lease, operation, removal or return of the Equipment.

14.  DEFAULT AND REMEDIES.
A. If any one of the following events shall occur: (a) Lessee fails to pay any rent or any other payment hereunder when due; or (b) Lessee fails to pay, when due, any indebtedness to Lessor arising independently of this Lease, including but not limited to, any other leases between Lessor and Lessee, and such default shall continue for five (5) days; or (c) Lessee fails to perform any of the terms, covenants or conditions of this Lease or any other lease between Lessor and Lessee, other than as provided above, after ten (10) days written notice; or
(d) any representation of Lessee contained in this Lease or any other related agreement, or in any credit or other information submitted to Lessor in connection with this transaction is untrue or incorrect; or (e) Lessee sells substantially all of its assets out of the ordinary course of business, merges or consolidates with any other person, or, if a corporation, sustains a change in the ownership of more than 20% in the aggregate of its issued and outstanding stock of any class; or (f) Lessee becomes insolvent or makes an assignment for the benefit of creditors; or (g) a receiver, trustee, conservator or liquidator of Lessee or of all or a substantial part of its assets is appointed with or without the application or consent of Lessee; or (h) a petition is filed by or against Lessee under the Bankruptcy Code or any amendment thereto, or under any other insolvency law or laws, providing for the relief to debtors, Lessor may, to the extent permitted by applicable law exercise any one or more of the following remedies:
     (i)   Terminate this Lease with respect to all or any part of Equipment.
     (ii) Recover from Lessee all rent and other amounts then due and as they shall thereafter become due hereunder;
     (iii) Take possession of any or all items of Equipment, wherever the same may be located, and any such taking of possession shall not constitute a termination of this Lease;
     (iv) Declare the entire unpaid balance of rent and other amounts for the unexpired term of this Lease immediately due and payable and recover from Lessee, with respect to any and all items of Equipment and with or without repossessing the Equipment the sum of:

           1. The unpaid balance of all rent and other amounts due for the balance of the term of this Lease, discounted at six (6%) percent per annum simple interest;
           2. The "reversionary value" of the Equipment as of the end of the Initial Term, which Lessee for this purpose agrees shall be ten (10%) percent of the total cost of the Equipment to Lessor, discounted at six (6%) percent per annum simple interest; provided, however, that upon repossession or surrender of Equipment, Lessor shall sell, lease or otherwise dispose of Equipment in a commercially reasonable manner, with or without notice and on public or private bid, and apply the net proceeds thereof (after deducting all expenses, including attorneys' fees incurred in connection therewith), to the sum of (1) and (2) above;
     (v) Declare any other leases between Lessor and Lessee in default and exercise with respect to such leases any of the remedies provided for herein;
     (vi) Pursue any other remedy available at law or in equity, including but not limited to seeking damages or specific performance and/or obtaining an injunction.

B. Lessee shall be liable and shall pay to Lessor all expenses incurred by Lessor in connection with the enforcement of any of the Lessor's remedies, including all expenses of repossessing, storing, shipping, repairing, and selling the Equipment, and Lessor's reasonable attorney's fees. Lessor and Lessee acknowledge the difficulty in establishing a value for the Equipment lease term and owing to such difficulty agree that the provisions of this paragraph 14 represent an agreed measure of damages and are not to be deemed a forfeiture or penalty.

C. All remedies of Lessor hereunder are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Lease. A waiver of default shall not be a waiver of any other or subsequent default. If this Lease is determined to be subject to any laws limiting the amount chargeable or collectible by Lessor's recovery shall in no event exceed the maximum amounts permitted by law.

D. Upon default by Lessee in any of the terms and conditions of this Lease, to the extent and if permitted by applicable law, Lessee authorizes and empowers the Prothonotary or Clerk of Court or any attorney of any court of record to appear for Lessee and enter a judgment by confession or in a amicable action in any court of competent jurisdiction under this provision in favor of Lessor or its assignee, with or without averment or declaration filed, for possession of the Equipment and/or for such sum or sums as may be payable by reason of the terms of this Lease, including any sums as may be past due at the time of repossession on acceleration, and such additional sums as may be incurred by reasonable attorney's fees. The authority to confess judgment either for possession of the Equipment or any money due hereunder shall not be exhausted by one exercise, but judgments may be confessed from time to time, as often as may be necessary.

15. ASSIGNMENT; WAIVER OF DEFENSES; QUIET ENJOYMENT. LESSEE SHALL NOT ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF THIS LEASE OR ANY INTERESTS HEREUNDER NOR SUBLET OR LEND EQUIPMENT OR PERMIT IT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. Lessor may, without consent, assign or transfer this Lease or grant a security interest in any Equipment, any rentals, or any other sums due or to become due hereunder, and in such event Lessor's assignee, transferee or grantee shall have all rights, power, privileges, and remedies of Lessor hereunder. Lessee agrees that, following its receipt of notice of any assignment by Lessor of this Lease or the Rental Payments payable hereunder, it will pay the Rental Payments due hereunder directly to the assignee (or to whomever the assignee shall designate). Lessee agrees that no assignee of Lessor shall be bound to perform any duty, covenant, condition or warranty attributable to Lessor, and Lessee further agrees not to raise any claim or defense arising out of this Lease or otherwise which it may have against Lessor as a defense, counterclaim, or offset to any action by an assignee or secured party hereunder. Upon Lessor's request, Lessee will acknowledge to any assignee receipt of Lessor's notice of assignment. Nothing contained herein is intended to relieve Lessor of any of its obligations. Provided Lessee is not in default hereunder, Lessee shall quietly use and enjoy the Equipment, subject to the terms hereof.

16. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS. In the event Lessee fails to comply with any provisions of this Lease, Lessor shall have the right, but shall not be obligated, to effect such compliance on behalf of Lessee upon ten (10) days prior written notice to Lessee. In such event, all monies expended by, and all expenses of Lessor in effecting such compliance shall be deemed to be additional rent, and shall be paid by Lessee at the time of the next rent payment, together with interest at the rate of one and one-half (1-1/2%) percent per month but in no event more than that maximum permitted by law.

17. GOVERNING LAW; JURISDICTION AND VENUE; WAIVER OF TRIAL BY JURY AND RIGHTS AND REMEDIES UNDER THE UNIFORM COMMERCIAL CODE. The Lease shall be governed by the laws of the State of New Jersey, provided however, in the event this

Lease or any provision hereof is not enforceable under the laws of the State of New Jersey then the laws of the state where the Equipment is located shall govern. To the extent permitted by law, Lessee waives trial by jury in any action by or against Lessor hereunder. Lessee hereby waives any and all rights and remedies granted Lessee by Section 2A-508 through 2A-522 of the Uniform Commercial Code including, by way of example only and not as a limitation, the right to repudiate this Lease and reject the Equipment; the right to cancel this Lease; to revoke acceptance of the Equipment; granting a security interest in the Equipment in Lessee's possession and control for any reason; recover damages thereunder for any breach of warranty or for any other reason deduct all or any part of the claimed damages resulting from Lessor's default, if any, under this Lease; accept partial delivery of the Equipment; "cover" by making any purchase or lease of or contract to purchase or lease equipment in substitution for those due from Lessor; recover any general, special, incidental or consequential damages, for any reason whatsoever; and specific performance, replevin, detinue, sequestration, claim and delivery and the like for the Equipment identified to this lease.

18. GENERAL. This Lease shall insure to the benefit of and is binding upon the heirs, legatees, personal representatives, successors and assigns of the parties hereto. Time is of the essence of this Lease. This Lease and any Schedule shall be effective when accepted in writing by Lessor at its principal offices in New Jersey by its President or any Vice President. This Lease and any Schedule contains the entire agreement between Lessor and Lessee with respect to the subject matter hereof, and all negotiations and understandings have been merged herein. No modification of this Lease shall be effective unless in writing and executed by any executive officer of Lessor. All covenants and obligations of Lessee to be performed pursuant to this Lease, including all payments to be made by Lessee hereunder, shall survive the expiration or earlier termination of this Lease. If more than one Lessee is named in this Lease, the liability of each shall be joint and several. In the event any provision of this Lease shall be unenforceable, then such provision shall be deemed deleted, however, all other provisions hereof shall remain in full force and effect. Service of all notices under this Lease shall be sufficient if given personally, mailed to the party intended at its address set forth herein, or at such other addresses said party may provide in writing from time to time by certified mail, or overnight mail service, or sent via facsimile transmission. Any such notice mailed to said address shall be effective when deposited in the United States mail, duly addressed and with postage prepaid.

19. MASTER LEASE. This Lease may be used as a Master Lease between Lessor and Lessee, and shall govern any Schedules now or hereafter executed by Lessor and Lessee, which refer to this Lease.

IN WITNESS WHEREOF, Lessor and Lessee have dated this Lease the 17th day of December, 1993.

LESSOR: COPELCO LEASING CORPORATION           Lessee: 1ST TECH CORPORATION
Accepted on:  01-28-94

By:  /s/ H. KROLLFEIFER, JR.                  By:  /s/ GARY W. PANKONIEN
   ---------------------------------             -----------------------------
   Authorized Signature                          Gary W. Pankonien
Title:  Vice President                           Chairman & CEO

                                              ATTEST or WITNESS:

                                              /s/ DONALD R. TURNER
                                              --------------------------------

         ADDENDUM "A" ANNEXED TO AND MADE A PART HEREOF LEASE AGREEMENT
   NO.  0538420     DATED 12-17-93    BY AND BETWEEN 1ST TECH CORPORATION
--------------------------------------------------------------------------------
("LESSEE") AND COPELCO LEASING CORPORATION ("LESSOR")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Whereas, Lessor and Lessee are party to the above-described Lease Agreement (the "Lease Agreement"); and desire to make certain changes, amendments and additions to the Lease Agreement as hereinafter set forth.

     Now therefore, it is hereby agreed that the Lease Agreement shall be amended in the following respects:

The following equipment shall be deleted from the Schedule 1A of Lease
Agreement:
     1 - DUAL CAMERA WITH VISION PROCESSOR
The following equipment shall be added to Schedule 1A of Lease Agreement:
     2 - 12MM TAPE FEEDRS
Monthly rental payments will be changed from $9127.13 to $8,749.39 per month.

All else remains the same.








     No other provisions of the Lease Agreement shall be altered, amended or affected by the Addendum. No charge or modification of the Addendum shall be valid unless agreed to by both parties and signed by officers of both. All other term and conditions of the Lease Agreement shall remain in full force and effect.

     By execution hereof, the signers hereby certify that they have read the Addendum and that they are duly authorized corporate officers, partners, or proprietors of the below-named Lessee and Lessor and are duly authorized to execute this Addendum on behalf of Lessee and Lessor.

1ST TECH CORPORATION               COPELCO LEASING CORPORATION


BY:  /s/ DONALD R. TURNER          BY:  /s/ H. KROLLFEIFER, JR.
   ---------------------------        ---------------------------

Donald R. Turner, CFO              H. Krollfeifer, Jr., Vice President
PRINT OR TYPE NAME AND TITLE       PRINT OR TYPE NAME AND TITLE OF
OF ABOVE SIGNATURE            ABOVE SIGNATURE

DATED:  1/7/94                DATED:  01-28-94

SCHEDULE NO. 1A TO LEASE AGREEMENT NO. 0-53842-0 DATED 12-17-93
BY AND BETWEEN 1ST TECH CORPORATION ("LESSEE") AND
COPELCO LEASING CORPORATION ("LESSOR")

QTY       DESCRIPTION
---       -----------

1         QUAD IVC/68 STD. CONFIG. INCLUDES: CENTRAL CONTROL
1         TOUCHLESS LASER CENTERING; HAND-HELD TERMINAL
1         NOZZLE CHANGER; 7 SPARE NOZZLES; VACUUM PUMP
1         QUADVU3 OFFSET CORRECTION & IMAGE REJECT VISION
1         QUADVU4 FOR FINE PITCH LEAD PITCH INSPECT. & ALIGN.
1         TAPE FEEDER BAS; AUTOPROGRAM S/W PACKAGE
1         PROGRAMMABLE TRANSPORT; INTEGRATED PC PKG.
1         INSTALLATION; TRAINING; OPERATORS MANUAL
4         SETS TOPPLING POSTS
1         ELECTRONIC TAPE FEEDER BASE
20        8MM ELECTRONIC TAPE FEEDER
6         24MM ELECTRONIC TAPE FEEDER
1         VIBRATORY TUBE FEEDER BASE
1         VMP-20S SEMI AUTO. SCREEN PRINTER INCLUDES:
1         VERTICAL MOTION PROFILE BOARD; SNAP OFF SPEED CONTR.
1         MICRO CONTROLLER SETUP; 30 PRINT PARAMETER STORE &
1         RECALL; DUAL SQUEEGEE; DIAGNOSTIC CONTROLS
1         STORAGE STAND; SCREEN/STENCIL UP TO 20 X 20" I.D.
1         PRINT AREA:  CONTACT 15.7 X 17.7, OFF CONTACT 16.5 X 17.7
1         UPGRADABLE DESIGN; VENTURI VACUUM PUMP
1         ADJUSTABLE SYSTEM TOOLING; MAGNETIC/VACUUM CUP
1         DOUBLE SIDED BOARDS;
1         DUAL CAMERA WITH VISION PROCESSOR




1ST TECH CORPORATION                    COPELCO LEASING CORPORATION


BY:  /s/ GARY W. PANKONIEN              BY:  /s/ H. KROLLFEIFER, JR.
   --------------------------------        --------------------------------


Gary W. Pankonien, Chairman & CEO       H. Krollfeifer, Jr., Vice President
-----------------------------------     -----------------------------------
PRINT NAME AND TITLE OF ABOVE           PRINT NAME AND TITLE OF ABOVE
SIGNATURE                               SIGNATURE

DATE:  12-17-93                         DATE:  01-28-94

                              COPELCO CAPITAL, INC.

                        EQUIPMENT SCHEDULE NO.  0-59882-0

This Equipment Schedule ("Equipment Schedule") to that certain Master Lease Agreement Number 0-59882-M (hereinafter called the "Master Lease") between Lessor and the Lessee whose name appears below, together with the Master Lease constitutes a lease of the Equipment described below (hereinafter, collectively, this "Lease"). All the terms and conditions of the Master Lease are incorporated herein as if all said terms and conditions were fully set forth herein shall have the meanings given such terms in the Master Lease. It is the intend of the parties that this Equipment Schedule be separately enforceable as a complete and independent lease, independent of all other Equipment Schedules to the Master Lease.



LESSEE:                                 SUPPLIER:
1ST TECH CORPORATION                    QUAD SYSTEMS CORPORATION
12201 TECHNOLOGY BLVD.                  TWO ELECTRONIC DRIVE
AUSTIN, TEXAS  78727                    HORSHAM, PA  19044



QTY       Description of Equipment

1         Quad IIc Laser Center Assembler
1         Quad IIc Demo Laser Centering Assembler
1         Quad Vu4 to Vu6 Ivc Vision Upgrade
2         Vibratory Tube Feeder Base
1         Assy Tray Carrier
6         8mm Electronic Tape Feeder (.800" wide)
2         12mm Electronic Tap Feeder (1.00" wide)

          See Addendum attached hereto and forming a part hereof.

EQUIPMENT LOCATION IF DIFFERENT THAN ABOVE:


INITIAL TERM    RENTAL          TOTAL NO. AND     ADVANCE RENTAL PAYMENTS TO   SECURITY
OF LEASE        PAYMENTS        AMOUNT OF EACH    BE APPLIED TO                DEPOSIT
                PERIODICALLY    RENTAL PAYMENT
36 MONTHS       AS FOLLOWS      DURING INITIAL
                                TERM OF LEASE

                                                  THE FIRST 1
                MONTHLY         36 RENTAL         MONTH(S) AND                  $0.00
                                PAYMENTS OF
                                $5,094.55 EA.     THE LAST 1
                                                  MONTH(S) RENTAL

                                                  PAYMENTS TOTALING
                                                  $10,189.10


                                                              (ADVANCE PAYMENTS
                                                              MUST ACCOMPNY

                                                              LEASE APPLICATION)


Monthly Rent: The first payment of monthly rent is due and payable on the Commencement Date. Subsequent payments of monthly rent are due and payable on the first day of each succeeding month.

Chattel Paper: To the extent this Lease may be considers "chattel paper" as defined in the Uniform Commercial Code, only Counterpart Number One of any of the manually executed counterparts of this Equipment Schedule incorporating the terms of the Master Leas Agreement, shall constitute the original of this Lease, and no interest in this Lease may be created or transferred except by transfer of possession of that counterpart.

Rental Payments: the parties agree that the Rental Payments are predicated on the yield of like term Treasury Notes, as quoted in The Wall Street Journal of 7.14% as of November 2, 1994. Any increase in the yield of like term Treasury Notes prior to the Commencement Date of increase the effective lease rate basis for basis point.

EQUIPMENT SCHEDULE ACCEPTED BY:

1ST TECH CORPORATION                    COPELCO CAPITAL, INC.



By:  /s/ GARY W. PANKONIEN              By:  /s/ H. KROLLFEIFER, JR.
   --------------------------------        --------------------------------

Gary Pankonien, Chairman & CEO          H. Krollfeifer, Jr., Sr. VP
-----------------------------------     ------------------------------------
(PRINT OR TYPE NAME & TITLE OF          (PRINT OR TYPE NAME & TITLE OF ABOVE
ABOVE SIGNATURE)                        SIGNATURE)

                    EQUIPMENT SCHEDULE COUNTERPART NO. 1 OF 1

                              COPELCO CAPITAL, INC.

                         EQUIPMENT SCHEDULE NO.  0598821

This Equipment Schedule ("Equipment Schedule") to that certain Master Lease Agreement Number 0-59882-M (hereinafter called the "Master Lease") between Lessor and the Lessee whose name appears below, together with the Master Lease constitutes a lease of the Equipment described below (hereinafter, collectively, this "Lease"). All the terms and conditions of the Master Lease are incorporated herein as if all said terms and conditions were fully set forth herein shall have the meanings given such terms in the Master Lease. It is the intend of the parties that this Equipment Schedule be separately enforceable as a complete and independent lease, independent of all other Equipment Schedules to the Master Lease.


LESSEE:                            SUPPLIER:
1ST TECH CORPORATION               CONCEPTRONIC, INC.
12201 TECHNOLOGY BLVD.             6 POST ROAD
AUSTIN, TEXAS 78727                PORTSMOUTH, NH 03801



QTY       DESCRIPTION OF EQUIPMENT               (MODEL NO.)    (SERIAL NO.)

1         CONCEPT J60A 220 V REFLOW OVEN SYSTEM                   J6022
          INCLUDING   ALL   ATTACHMENTS,        REPLACEMENTS,   SUBSTITUTIONS,
          ACCESSORIES, AND ALL PROCEEDS THEREOF.

1         HVN70 220V REFLOW OVEN SYSTEM                          HVN70
          INCLUDING   ALL   ATTACHMENTS,        REPLACEMENT,   SUBSTITUTIONS,
          ACCESSORIES, AND ALL PROCEEDS THEREOF.

EQUIPMENT LOCATION IF DIFFERENT THAN ABOVE:

INITIAL TERM OF   RENTAL PAYMENTS    TOTAL NO. AND     ADVANCE RENTAL     SECURITY DEPOSIT
LEASE             PERIODICALLY AS    AMOUNT OF EACH    PAYMENTS TO BE
                  FOLLOWS            RENTAL PAYMENT    APPLIED TO
60 MONTHS                            DURING INITIAL
                                     TERM OF LEASE

                                                       THE FIRST 1
                  MONTHLY          60 RENTAL           MONTH(S) AND       $0.00
                                   PAYMENTS OF
                                   $1,885.92 EA.       THE LAST 1
                                                       MONTH(S) RENTAL

                                                       PAYMENTS TOTALING
                                                       $3,771.84
                                                       (ADVANCE PAYMENTS
                                                       MUST ACCOMPANY

                                                       LEASE APPLICATION)

Monthly Rent: The first payment of monthly rent is due and payable on the Commencement Date. Subsequent payments of monthly rent are due and payable on the first day of each succeeding month.

Chattel Paper: To the extent this Lease may be considers "chattel paper" as defined in the Uniform Commercial Code, only Counterpart Number One of any of the manually executed counterparts of this Equipment Schedule incorporating the terms of the Master Leas Agreement, shall constitute the original of this Lease, and no interest in this Lease may be created or transferred except by transfer of possession of that counterpart.

Rental Payments: the parties agree that the Rental Payments are predicated on the yield of like term Treasury Notes, as quoted in The Wall Street Journal of 7.19% as of February 23,1995. Any increase in the yield of like term Treasury Notes prior to the Commencement Date of increase the effective lease rate basis for basis point.

EQUIPMENT SCHEDULE ACCEPTED BY:

1ST TECH CORPORATION                    COPELCO CAPITAL, INC.



By:  /s/ DONALD R. TURNER               By:  /s/ H. KROLLFEIFER, JR.
   --------------------------------        --------------------------------

Donald R. Turner, CFO                   H. Krollfeifer, Jr., Sr. VP
-----------------------------------     -----------------------------------

(PRINT OR TYPE NAME & TITLE OF          (PRINT OR TYPE NAME & TITLE OF ABOVE
ABOVE SIGNATURE)                        SIGNATURE)

                              COPELCO CAPITAL, INC.

                         EQUIPMENT SCHEDULE NO.  0598822

This Equipment Schedule ("Equipment Schedule") to that certain Master Lease Agreement Number 0-59882-M (hereinafter called the "Master Lease") between Lessor and the Lessee whose name appears below, together with the Master Lease constitutes a lease of the Equipment described below (hereinafter, collectively, this "Lease"). All the terms and conditions of the Master Lease are incorporated herein as if all said terms and conditions were fully set forth herein shall have the meanings given such terms in the Master Lease. It is the intend of the parties that this Equipment Schedule be separately enforceable as a complete and independent lease, independent of all other Equipment Schedules to the Master Lease.


LESSEE:                                 SUPPLIER:

1ST TECH CORPORATION                    QUAD SYSTEMS
12201 TECHNOLOGY BLVD. SUITE 130        2 ELECTRONIC DRIVE
AUSTIN, TEXAS 78727                     HORSHAM, PA 19044


QTY       DESCRIPTION OF EQUIPMENT           (MODEL NO.)         (SERIAL NO.)

1 VMP-20S SEMI AUTOMATIC SCREEN PRINTER INCLUDING ALL ATTACHMENTS, REPLACEMENTS, SUBSTITUTIONS, ACCESSORIES AND ALL PROCEEDS THEREOF.

1 QUAD QSP-2HIGH SPEED SURFACE MOUNT ASSEMBLY SYSTEMS INCLUDING ALL ATTACHMENTS, REPLACEMENTS, SUBSTITUTIONS, ACCESSORIES AND PROCEEDS THEREOF.

EQUIPMENT LOCATION IF DIFFERENT THAN ABOVE:


INITIAL TERM OF    RENTAL PAYMENTS     TOTAL NO. AND      ADVANCE RENTAL       SECURITY
LEASE              PERIODICALLY AS     AMOUNT OF EACH     PAYMENTS TO BE       DEPOSIT
                   FOLLOWS             RENTAL PAYMENT     APPLIED TO
60 MONTHS                              DURING INITIAL
                                       TERM OF LEASE
                                                          THE 1 FIRST
                   MONTHLY             60 RENTAL          MONTH(S) AND         $0.00
                                       PAYMENTS OF
                                       $5,523.89 EA.      THE 1 LAST
                                                          MONTH(S) RENTAL

                                                          PAYMENTS TOTALING
                                                          $11,047.78
                                                          MUST ACCOMPANY
                                                          LEASE APPLICATION)

Monthly Rent: The first payment of monthly rent is due and payable on the Commencement Date. Subsequent payments of monthly rent are due and payable on the first day of each succeeding month.

Chattel Paper: To the extent this Lease may be considers "chattel paper" as defined in the Uniform Commercial Code, only Counterpart Number One of any of the manually executed counterparts of this Equipment Schedule incorporating the terms of the Master Leas Agreement, shall constitute the original of this Lease, and no interest in this Lease may be created or transferred except by transfer of possession of that counterpart.

Rental Payments: the parties agree that the Rental Payments are predicated on the yield of like term Treasury Notes, as quoted in The Wall Street Journal of 7.19% as of February 23,1995. Any increase in the yield of like term Treasury Notes prior to the Commencement Date of increase the effective lease rate basis for basis point.

EQUIPMENT SCHEDULE ACCEPTED BY:

1ST TECH CORPORATION                    COPELCO CAPITAL, INC.



By:  /s/ DONALD R. TURNER               By:  /s/ H. KROLLFEIFER, JR.
   --------------------------------        --------------------------------

Donald R. Turner, CFO                   H. Krollfeifer, Jr., Sr. VP
-----------------------------------     -----------------------------------
(PRINT OR TYPE NAME & TITLE OF          (PRINT OR TYPE NAME & TITLE OF ABOVE
ABOVE SIGNATURE)                        SIGNATURE)

                              COPELCO CAPITAL, INC.

                         EQUIPMENT SCHEDULE NO.  0598823

This Equipment Schedule ("Equipment Schedule") to that certain Master Lease Agreement Number 0-59882-M (hereinafter called the "Master Lease") between Lessor and the Lessee whose name appears below, together with the Master Lease constitutes a lease of the Equipment described below (hereinafter, collectively, this "Lease"). All the terms and conditions of the Master Lease are incorporated herein as if all said terms and conditions were fully set forth herein shall have the meanings given such terms in the Master Lease. It is the intend of the parties that this Equipment Schedule be separately enforceable as a complete and independent lease, independent of all other Equipment Schedules to the Master Lease.


LESSEE:                                 SUPPLIER:

1ST TECH CORPORATION                    QUAD SYSTEMS
12201 TECHNOLOGY BLVD. SUITE 130        2 ELECTRONIC DRIVE
AUSTIN, TEXAS 78727                     HORSHAM, PA 19044


QTY       DESCRIPTION OF EQUIPMENT           (MODEL NO.)        (SERIAL NO.)

1         QUAD PLACEMENT MACHINE
          AS WELL AS   ATTACHMENTS,   REPLACEMENTS,   SUBSTITUTIONS   AND
          ACCESSORIES

EQUIPMENT LOCATION IF DIFFERENT THAN ABOVE:

INITIAL TERM OF    RENTAL PAYMENTS      TOTAL NO. AND        ADVANCE RENTAL      SECURITY       Initial Lease
LEASE              PERIODICALLY AS      AMOUNT OF EACH       PAYMENTS TO BE      DEPOSIT
                   FOLLOWS              RENTAL PAYMENT       APPLIED TO                         30 months
30 MONTHS                               DURING INITIAL
                                        TERM OF LEASE

                                                             THE FIRST 1
                   MONTHLY              30 RENTAL            MONTH(S) AND        $0.00
                                        PAYMENTS OF
                                        $2,396.05 EA.        THE LAST 1
                                                             MONTH(S)
                                                             RENTAL

                                                             PAYMENTS
                                                             TOTALING
                                                             $11,047.78
                                                             (ADVANCE
                                                             PAYMENTS MUST
                                                             ACCOMPANY
                                                             LEASE

                                                             APPLICATION)

Monthly Rent: The first payment of monthly rent is due and payable on the Commencement Date. Subsequent payments of monthly rent are due and payable on the first day of each succeeding month.

Chattel Paper: To the extent this Lease may be considers "chattel paper" as defined in the Uniform Commercial Code, only Counterpart Number One of any of the manually executed counterparts of this Equipment Schedule incorporating the terms of the Master Leas Agreement, shall constitute the original of this Lease, and no interest in this Lease may be created or transferred except by transfer of possession of that counterpart.

Rental Payments: the parties agree that the Rental Payments are predicated on the yield of like term Treasury Notes, as quoted in The Wall Street Journal of 5.70% as of October 9,1995. Any increase in the yield of like term Treasury Notes prior to the Commencement Date of increase the effective lease rate basis for basis point.

EQUIPMENT SCHEDULE ACCEPTED BY:

1ST TECH CORPORATION                    COPELCO CAPITAL, INC.



By:  /s/ DONALD R. TURNER               By:  /s/ H. KROLKFEIFER, JR.
   --------------------------------        --------------------------------

Donald R. Turner, CFO                   H. Krollfeifer, Jr., Sr. VP
-----------------------------------     -----------------------------------
(PRINT OR TYPE NAME & TITLE OF          (PRINT OR TYPE NAME & TITLE OF ABOVE
ABOVE SIGNATURE)                        SIGNATURE)